Exhibit 99.1

Company Contact:	Investor Relations Contact:	Media Contact:
Environmental Power Corporation	Lippert/Heilshorn & Associates, Inc.	Lippert/Heilshorn & Associates, Inc.
Kam Tejwani	Jody Burfening/Seema Brin	Chenoa Taitt
President and Chief Executive Officer	(212) 838-3777	(212) 838-3777
(603) 431-1780	jburfening@lhai.com	ctaitt@lhai.com
ktejwani@environmentalpower.com	sbrin@lhai.com

ENVIRONMENTAL POWER CORPORATION

FILES REGISTRATION STATEMENT FOR EQUITY OFFERING

Portsmouth, NH, October 7, 2005 – Environmental Power Corporation (AMEX: EPG) (the “Company”) today announced that it has filed a registration statement with the Securities and Exchange Commission in preparation for a public offering by the Company of 2,000,000 shares of its common stock. In addition, the underwriter will have a 30-day option to purchase up to 300,000 additional shares of Common Stock from the Company for the purpose of covering over-allotments, if any.

The shares are expected to be offered to the public through the underwriter, MDB Capital Group LLC. Copies of the prospectus relating to the offering, when available, may be obtained from MDB Capital Group LLC at 401 Wilshire Boulevard, Suite 1020 Santa Monica, California 90401.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

ABOUT ENVIRONMENTAL POWER CORPORATION

Environmental Power Corporation is a developer, owner and operator of renewable energy production facilities. Its principal operating subsidiary, Microgy, Inc., holds an exclusive license in North America for the development and deployment of a proprietary anaerobic digestion technology for the extraction of methane gas from animal wastes for its use to generate energy.

CAUTIONARY STATEMENT

The Private Securities Litigation Reform Act of 1995, referred to as the PSLRA, provides a “safe harbor” for forward-looking statements. Certain statements contained in this press release, such as statements concerning planned projects, project commencement and completion dates, our sales pipeline, our backlog, our projected sales and financial performance, statements containing the words “may,” “assumes,” “forecasts,” “positions,” “predicts,” “strategy,” “will,” “expects,” “estimates,” “anticipates,” “believes,” “projects,” “intends,” “plans,” “budgets,” “potential,” “continue,” “targets” and variations thereof, and other statements contained in this press release regarding matters that are not historical facts are forward-looking statements as such term is defined in the PSLRA. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to: uncertainties involving development-stage companies, uncertainties regarding project financing, the lack of binding commitments and the need to negotiate and execute definitive agreements for the construction and financing of projects and for other matters, financing and cash flow requirements and uncertainties, difficulties involved in developing and executing a business plan, difficulties and uncertainties regarding acquisitions, technological uncertainties, including those relating to competing products and technologies, risks relating to managing and integrating acquired businesses, unpredictable developments, including plant outages and repair requirements, the difficulty of estimating construction, development, repair and maintenance costs and timeframes, the uncertainties involved in estimating insurance and implied warranty recoveries, if any, the inability to predict the course or outcome of any negotiations with parties involved with our projects, uncertainties relating to general economic and industry conditions, and the amount and rate of growth in expenses, uncertainties relating to government and regulatory policies, uncertainties relating to the availability of tax credits, deductions, rebates and similar incentives, the legal environment, intellectual property issues, the competitive environment in which Environmental Power Corporation and its subsidiaries operate and other factors, including those described in our most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, well as in other filings we make with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date that they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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